EXHIBIT 10.1

           AGREEMENT BETWEEN FIRST PHILADELPHIA CAPITAL CORP.
                                 AND
                     FS CAPITAL MARKETS GROUP INC.

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      AGREEMENT between First Philadelphia Capital Corp.
("First Philadelphia Capital") and FS Capital Markets Group Inc.
("FSCMG").

      WHEREAS First Philadelphia Capital is a development stage company that has no specific business plan and intends to merge, acquire or otherwise combine with an unidentified company (the
"Business Combination");

      WHEREAS FSCMG assisted in the incorporation of First Philadelphia Capital;

      WHEREAS FSCMG is a shareholder of First Philadelphia Capital and desires that First Philadelphia Capital locate a suitable target company for a Business Combination;

      WHEREAS First Philadelphia Capital desires that FSCMG assist it in locating a suitable target company for a Business Combination;

      NOW THEREFORE, it is agreed:

      1.00  ACTIONS BY FSCMG. FSCMG agrees to assist in:

      1.01 The preparation and filing with the Securities and Exchange Commission of a registration statement on Form 10-SB for the common stock of First Philadelphia Capital;

      1.02 The location and review of potential target companies for a Business Combination and the introduction of potential candidates to First Philadelphia Capital;

      1.03 The preparation and filing with the Securities and Exchange Commission of all required filings under the Securities
Exchange Act of 1934 until First Philadelphia Capital enters into a Business Combination;

      2.00 PAYMENT OF FIRST PHILADELPHIA CAPITAL EXPENSES. FSCMG agrees to pay on behalf of First Philadelphia Capital all corporate, organizational and other costs incurred or accrued by First Philadelphia Capital until effectiveness of a Business
Combination. FSCMG understands and agrees that it will not be reimbursed for any payments made by it on behalf of First
Philadelphia Capital.

      3.00 INDEPENDENT CONSULTANT. FSCMG is not now, and shall not be, authorized to enter into any agreements, contracts or understandings on behalf of First Philadelphia Capital and FSCMG is not, and shall not be deemed to be, an agent of First Philadelphia Capital.

      4.00 USE OF OTHER CONSULTANTS. First Philadelphia Capital understands and agrees that FSCMG intends to work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a Business Combination and that FSCMG may share with such consultants or others, in its sole discretion, all or any portion of its stock in First Philadelphia Capital and may

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make payments to such consultants from its own resources for their services. First Philadelphia Capital shall have no responsibility for all or any portion of such payments.

      5.00 FSCMG EXPENSES. FSCMG will bear its own expenses incurred in regard to its actions under this agreement.

      6.00 ARBITRATION. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the State of Pennysylvania.

      7.00 COVENANT OF FURTHER ASSURANCES. The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this agreement.

      8.00 PRIOR AGREEMENTS. This agreement constitutes the entire agreement between the parties and memorializes the prior oral agreement between the parties and all understandings between the parties pursuant to such oral agreements are recorded herein. The effective date herein is as of the earliest date of the oral agreement between the parties.

      9.00 EFFECTIVE DATE. The effective date of this agreement is as of December 29, 1999.

      IN WITNESS WHEREOF, the parties have approved and executed this agreement.


                                 First Philadelphia Capital Corp.


                                 /s/ Michael C.W. Tay
                                 --------------------
                                 Michael C.W. Tay
                                 President



                                 FS Capital Markets Group Inc.


                                 /s/ Michael C.W. Tay
                                 --------------------
                                 Michael C.W. Tay
                                 President

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